UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 14, 2020

US Nuclear Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54617	45-4535739
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7051 Eton Avenue

Canoga Park, CA 91303

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(818) 883-7043

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UCLE	OTC Markets: OTCQB

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Delayed Filing of Quarterly Report on Form 10-K and Reliance on Order Regarding 45-Day Extension

US Nuclear Corp. (the “Company,”) files this Current Report on Form 8-K (“Report”) in reliance on the Securities and Exchange Commission (“SEC”) order dated March 25, 2020, Release No. 34-88465. The purpose of this Report is to notify investors and the public at large of its inability to timely file its Quarterly Report on Form 10-Q for the First Quarter of the 2020 Fiscal Year (“Quarterly Report”) due to the circumstances related to the novel coronavirus and its related disease known as COVID-19.

The Company is based in California. On March 18, 2020, the Governor of California issued a “Stay at Home” order due to the novel coronavirus, which has subsequently been extended indefinitely by the Governor of California. The Stay at Home order has limited the Company’s staff and hampered the Company’s ability to conduct necessary work to finalize its financial statements and otherwise finalize the Quarterly Report. As a result, the Company anticipates filing its Quarterly Report on or before June 29, 2020. The Company also provides the following risk factor related to the novel coronavirus below, which was previously provided in the Company’s Form 8-K dated March 30, 2020.

Risk Factor

The Novel Coronavirus May Adversely Affect the Company and its Business

The Company is based in Canoga Park, California, and operates in states around the United States. The novel coronavirus known as COVID-19 (the “Coronavirus”) has caused the Governor of the State of California to issue a “Stay at Home” order requiring, in short, all nonessential business to close and for individuals to stay in their homes but for certain, necessary activities. This order affects the Company, as well as its clients, suppliers, and employees, and may adversely affect the Company’s business or the Company’s ability to operate. Further government intervention or regulation may significantly impact the Company’s ability to operate. Investors and potential investors should consider the current governmental regulations, as well as the possibility of additional intervention, in owning or purchasing the Company’s stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Nuclear Corp.

By:	/s/ Robert Goldstein
Name:	Robert Goldstein
Title:	Chief Executive Officer and President

Dated: May 14, 2020